UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2012

Patriot Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22182	84-1070278
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Palomar Airport Road, Suite 170 Carlsbad, CA 92011
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (760) 547-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report filed on Form 8-K by Patriot Scientific Corporation (the “Company”) on July 17, 2012 (the “Original 8-K”). This amendment is being filed to clarify certain disclosures in Item 1.01 and Exhibit 10.8 in the Original 8-K relating to the TPL Agreement (defined below). This amendment supersedes and replaces the Original 8-K in its entirety.

Item 1.01	Entry into a Material Definitive Agreement.

On July 11, 2012, the Company entered into a Licensing Program Services Agreement (the “Program Agreement”) among Phoenix Digital Solutions, LLC (“PDS”), Alliacense Limited, LLC (“Alliacense”), Technology Properties Limited, LLC (“TPL”), and the Company and an Agreement (the “TPL Agreement”) between TPL and the Company.

Pursuant to the Program Agreement, PDS has engaged Alliacense to negotiate licenses of certain microprocessor science and design patents (“Patents”) and to pursue claims against violators of the Patents, in each case, on behalf of PDS, TPL, and the Company. The Program Agreement continues through the useful life of the Patents, which is defined as the greater of the period of time when any of the Patents are no longer subject to legal protection or such Patents are reasonably perceived to have commercial value. Pursuant to the TPL Agreement, in the event PDS pays delinquent interest to Alliacense under the Program Agreement, TPL’s distributions from PDS will be reduced by the amount that such delinquent interest was in excess of a specified rate. Further, TPL agreed to guarantee certain payments to Alliacense.

On July 17, 2012, the Company entered into an Agreement among Phoenix Digital Solutions, LLC, Alliacense Limited, LLC, Technology Properties Limited, LLC, and the Company whereby the Company agreed to certain additional allocations of obligations relating to the Program Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit

Number

10.7	Licensing Program Services Agreement effective July 11, 2012 among Phoenix Digital Solutions, LLC, Alliacense Limited, LLC, Technology Properties Limited, LLC, and the Company.*

10.8	Agreement effective July 11, 2012 between Technology Properties Limited, LLC and the Company.*

10.9	Agreement effective July 17, 2012 among Phoenix Digital Solutions, LLC, Alliacense Limited, LLC, Technology Properties Limited, LLC, and the Company.*

* The Company has requested confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The confidential portions of this exhibit have been omitted and are marked accordingly. The confidential portions have been filed separately with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot Scientific Corporation

Date: February 4, 2013	By:	/s/ Clifford L. Flowers
Clifford L. Flowers
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

10.7	Licensing Program Services Agreement effective July 11, 2012 among Phoenix Digital Solutions, LLC, Alliacense Limited, LLC, Technology Properties Limited, LLC, and the Company.*

10.8	Agreement effective July 11, 2012 between Technology Properties Limited, LLC and the Company.*

10.9	Agreement effective July 17, 2012 among Phoenix Digital Solutions, LLC, Alliacense Limited, LLC, Technology Properties Limited, LLC, and the Company.*

* The Company has requested confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The confidential portions of this exhibit have been omitted and are marked accordingly. The confidential portions have been filed separately with the Securities and Exchange Commission.

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